SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 24, 1996



                                 FM Properties Inc.


               Delaware                 0-19989             72-1211572

           (State or other           (Commission         (IRS Employer
           jurisdiction of           File Number)        Identification
           incorporation or                              Number)
           organization)

                                 1615 Poydras Street
                            New Orleans, Louisiana  70112

        Registrant's telephone number, including area code: (504) 582-4000






          Item 5.   Other Events.
               ------------------

          CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

               From time to time, FM Properties Inc. (the "Company") will make written and oral forward-looking statements about matters that involve risks and uncertainties that could cause actual results to differ materially from projected results. Important factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements include the following: fluctuations in the performance of the real estate industry; financing and leverage risks; recent operating results; the availability and timing of receipt of necessary governmental permits and approvals; environmental regulation; the effect of competition; geographic concentration; dependence on the Texas economy; natural risks; and other risks described from time to time in the Company's filings with the Securities and Exchange Commission.

               Many of these  factors are beyond  the Company's ability  to control or predict. Investors are cautioned not to place undue reliance upon forward-looking statements. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events or otherwise.

               A more detailed discussion of certain of the foregoing factors follows:

          Performance of the Real Estate Industry
               The real estate activities of the Company, which operates through its 99.8% general partnership interest in FM Properties Operating Co., a Delaware general partnership (the "Partnership"), are subject to numerous factors outside of the control of management, including local real estate market conditions (both where its properties are located and in areas where its potential customers reside), substantial existing and potential competition, the cyclical nature of the real estate business, general national economic conditions, fluctuations in interest rates and mortgage availability and changes in demographic conditions. Real estate markets have historically been subject to strong periodic cycles driven by numerous factors beyond the control of market participants.

               Real estate investments are relatively illiquid and market values may be adversely affected by these economic circumstances, market fundamentals, competition and demographic conditions. Due to the effect of these factors on real estate values, it is difficult to predict with certainty the level of future sales or sales prices that will be realized for individual assets.

          Financing and Leverage
               Although substantial reductions in the Company's debt have been made recently, the Company remains highly leveraged. The Company's future performance and financial viability are dependent on future cash flows from the Partnership's assets, and there can be no assurance that the Partnership will generate cash flow or otherwise obtain funds sufficient to make required interest and principal payments. Considering the anticipated cash flows of the Partnership and the maturities of its debt, the Partnership will be required, not later than February 1998, to refinance its debt or sell additional assets to generate cash then required for principal payments. The Company's ability to refinance its debt at that time could be adversely effected by a tightening of the credit markets.

               Although all  of  the  Company's outstanding  bank  debt  is currently guaranteed by Freeport-McMoRan Inc., a Delaware corporation listed on the New York Stock Exchange, which also serves as the Partnership's managing general partner ("FTX"), until its maturity in February 1998, there is no commitment by FTX to guarantee any such debt after February 1998, and there can be no assurance that any such further guarantee will be provided.

               The Company's real estate operations are also dependent upon the availability and cost of mortgage financing for potential customers, to the extent they finance their purchases, and for buyers of the potential customers' existing residences.

          Recent Operating Results
               Until 1995, the Company incurred operating and net losses and operating cash flow deficits in each year since inception from the real estate activities conducted by the Partnership. These losses have been funded by borrowings and the sale of the Company's assets. The Company's current business strategy includes the sale of larger undeveloped tracts of land. These transactions by their nature can cause significant period to period variations in the Company's revenues, operating income and cash flow. As a result of this strategy, the Company has recently generated positive operating income and cash flow, although there can be no assurance that this trend will continue.

          Regulatory Approval
               Before the Company can develop a property, it must obtain a variety of approvals from local and state governments with respect to such matters as zoning, density, parking, subdivision, architectural design and environmental issues. Because of the discretionary nature of these approvals and the concerns often raised by various government agencies and special interest groups during the approval and development processes, the Company's ability to develop properties and realize future income from its projects could be delayed, reduced or prevented.

          Environmental Regulation
               Real estate development is subject to state and federal regulations and to possible interruption or termination on account of environmental considerations, including, without limitation, air and water quality and protection of endangered species and their habitats. Certain of the Barton Creek Project property includes nesting territories for the Golden Cheek Warbler, a federally listed endangered species. In February 1995 the Company received a permit from the U.S. Wildlife Service pursuant to the Endangered Species Act (the "ESA"), which to date has allowed the development of the Barton Creek Project, free of restrictions under the ESA related to the maintenance of habitat for the Golden Cheek Warbler.

               The Company is making, and will continue to make, expenditures with respect to its real estate development for the protection of the environment. Increasing emphasis on environmental matters may result in additional costs in the future.
                The Company is aware of certain abandoned waste disposal sites related to its former oil and gas operations for which it may receive notices as a "potentially responsible party" in the future. The potentially responsible parties for the sites, however, include many large and viable companies with proportionate shares equal to or greater than the Company's share. The Company believes that the Partnership's exposure for these sites is not material and expects that any costs would be minimal.

          Effect of Competition
               The Company's business is highly competitive. A large number of companies and individuals are engaged in the real estate business, and many of them possess financial resources greater than those of the Company. In each of the Company's markets it competes against local developers who are committed primarily to particular markets and also against national developers who acquire properties throughout the United States.


          Geographic Concentration and Dependence on the Texas Economy
               The Company's real estate activities are located entirely in the Austin, Dallas, Houston and San Antonio, Texas areas. Because of the Company's geographic concentration and limited number of projects, its operations are more vulnerable to local economic downturns and adverse project-specific risks than those of larger, more diversified companies.

               The performance of the Texas economy affects sales of the Company's properties and consequently has an impact on the income derived from the Company's real estate activities and the underlying values of property owned by the Company. While the Texas economy has remained healthy in recent years, there can be no assurance that this trend will continue.
          Natural Risks

               The Company's performance may be adversely affected by weather conditions that delay development or damage property.




                                      SIGNATURE
                                 ------------------

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FM Properties Inc.


                                        By:   /s/ William J. Blackwell
                                   --------------------------------------
                                             William J. Blackwell
                               Vice President & Controller-Financial Reporting
                                          (authorized signatory and
                                         Principal Accounting Officer)

          Date:  December 24, 1996